Exhibit 99.2

Before accessing the financial schedules, please acknowledge at the end of this text document that you have read and understand the method of preparation and rationale behind the presentation of the following unaudited, pro forma and non-GAAP information.

Introduction

On February 27, 2004 (the “Acquisition Date”), R.R. Donnelley (the “Company”) acquired all of the outstanding shares of Moore Wallace (the “Acquisition”). The Company’s financial statements for the first quarter of 2004 reported results for seven operating segments, representing the historical segment structure of R.R. Donnelley and Moore Wallace. The reported segment results for the first quarter of 2004 reflect the results for Moore Wallace from the Acquisition Date.

In its quarterly report on Form 10-Q for the first quarter of 2004, the Company indicated that it was in the process of analyzing its business units and operating processes and that it anticipated a change in its operating segments as a result of this analysis.

During the second quarter of 2004, management completed its analysis, and has changed its operating segments. The segments have been identified based on factors including the nature of products and services, certain quantitative thresholds, the availability of discreet financial information, and the way management regularly assesses information for decision-making purposes. The new operating segments are:

Publishing and Retail Services. The Publishing and Retail Services Segment consists of the following businesses:

•	Magazine, catalog and retail: Provides print services to consumer magazine and catalog publishers as well as retailers.

•	Directories: Serves the global directory printing needs of telecommunications providers.

•	Premedia: Offers conventional and digital photography, creative, color matching, page production and content management services to the advertising, catalog, corporate, magazine, retail and telecommunications markets.

Integrated Print Communications and Global Solutions. The Integrated Print Communications and Global Solutions Segment consists of short-run and variable print operations in the following lines of business:

•	Book: Provides print services to the consumer, religious, educational and specialty book markets.

•	Direct Mail: Offers services with respect to direct marketing programs including content creation, database management, printing, personalization, finishing and distribution in

North America and Europe.

•	Financial Print: Provides information management, content assembly and print services to corporations and their investment banks and law firms as those corporations access the global capital markets, as well as customized communications solutions for investment management, banking, insurance and managed care companies.

•	Business Communications Services: Offers customized, variably-imaged business communications, including account statements, customer invoices, insurance policies, enrollment kits, transaction confirmations and database services, primarily to the financial services, telecommunications, insurance and healthcare industries.

•	Short-Run Commercial Print: Provides print and print-related services to a diversified customer base. Examples of materials produced include annual reports, marketing brochures, catalog and marketing inserts, pharmaceutical inserts and other marketing, retail point-of-sale and promotional materials and technical publications.

•	Europe: Provides print and print-related services to the telecommunications and consumer magazine and catalog markets.

•	Asia: Provides print and print-related services to the consumer, religious, educational and specialty book, telecommunications and consumer magazine markets.

Forms and Labels. The Forms and Labels Segment designs and manufactures paper-based business forms and labels and provides print-related services and print-on-demand, from facilities located in North America and Latin America. The Latin American business also prints magazines, catalogs and directories. The segment’s Peak business provides integration of automatic identification and data collections systems and equipment.

Logistics. The Logistics Segment consolidates and delivers printed products and packages for its customers through the U.S. Postal Service using methods to reduce postage costs and improve delivery performance. The Logistics Segment also provides for the expedited distribution of time-sensitive and secure material, as well as warehousing, fulfillment and distribution services for its customers.

Corporate. The Corporate Segment includes the cost of the corporate management and administrative staff, as well as certain centralized functions.

The Company has received several requests from shareholders and analysts for pro forma comparative financial data reflecting the Company’s new segments. We have been specifically asked to provide “non-GAAP” comparative data for the new segments that combines the Company’s and Moore Wallace’s results of operations for all quarters presented, and eliminates significant non-comparable items such as restructuring, impairment and integration charges, and the cost of sales impacts resulting from inventory step-ups and backlog valuations recorded in purchase accounting.

The following tables present non-GAAP pro forma net sales and operating income of the new segments for the four quarters of 2003 and the first quarter of 2004. To the extent possible, the data has been reconciled to the reported results of the Company and Moore Wallace for all periods presented.

Moore Wallace’s reported financial statements were prepared in accordance with Canadian GAAP, which differs in certain respects from U.S. GAAP. In the attached tables, Moore Wallace’s results of operations have been adjusted to conform to U.S. GAAP.

The numbers in these schedules will not agree to the pro forma financial data shown in Note 2 of the unaudited Notes to the Company’s financial statements included in its quarterly report on Form 10-Q for the first and second quarters of 2004. The data in Note 2 has been prepared in accordance with GAAP, which does not permit pro forma adjustments for non-comparable restructuring, impairment and inventory step-up adjustments. In addition, the 2003 operating income on the attached schedules has not been adjusted to reflect the additional depreciation and amortization that will be recorded by the Company in 2004 as a result of the fair valuing of the Moore Wallace assets in connection with the Acquisition.

The Company believes that certain non-GAAP measures, when presented in conjunction with comparable GAAP measures, are useful because the information is an appropriate measure for evaluating the Company’s operating performance. Internally, the Company uses this non-GAAP information as an indicator of business performance, and evaluates management’s effectiveness with specific reference to these indicators. These measures should be considered in addition to, not a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

The unaudited non-GAAP pro forma financial information is not intended to represent or be indicative of the Company’s consolidated results of operations or financial condition that would have been reported had the Company and Moore Wallace been combined for the periods presented, and should not be taken as indicative of the Company’s future consolidated results of operations or financial condition.

The attached tables are unaudited.

RRD

Segment Reconciliation

Pro Forma Non-GAAP Net Sales

1st Quarter 2003

UNAUDITED

(In Millions)

Historical Segments GAAP Results		New Segments
	2003—3 Months		2003 3 Months RRD + 1 Month MWI
RR Donnelley			RRD (3)	Acquisitions	Total (2)
Donnelley Print Solutions	$667.0	Publishing and Retail Services	$515.4	$–	$515.4
Logistics Services	209.8	Integrated Print Communications	431.8	4.8	436.6
Financial Services	90.2	Forms and Labels	194.2	–	194.2
Other	106.8	Logistics	217.1	–	217.1

Total	$1,073.8	Total	$1,358.5	$4.8	$1,363.3

Moore Wallace (1), (3)
Forms and Labels	$509.8
Outsourcing	97.4
Commercial	267.1

Total	$874.3

Total Historical	$1,948.1

(1)	Includes reported results of Moore Corporation Limited of $511.1 million plus the results for January through March 2003 for Wallace Computer Services, Inc. of $363.2 million.
(2)	For comparability with the first quarter of 2004, includes 3 months of historical RR Donnelley results plus 1 month of Moore Wallace results.
(3)	Reflects reclassification of historical results to conform to current segment presentation.

RRD

Segment Reconciliation

Pro Forma Non-GAAP Net Sales

2nd Quarter 2003

UNAUDITED

(In Millions)

Historical Segments GAAP Results		New Segments
	2003		2003
RR Donnelley			RRD (2)	Acquisitions	Total (1)
Donnelley Print Solutions	$684.6	Publishing and Retail Services	$516.4	$–	$516.4
Logistics Services	214.8	Integrated Print Communications	713.7	42.1	755.8
Financial Services	125.2	Forms and Labels	503.9	–	503.9
Other	117.9	Logistics	236.3	–	236.3

Total	$1,142.5	Total	$1,970.3	$42.1	$2,012.4

Moore Wallace (1), (2)
Forms and Labels	$492.8
Outsourcing	76.3
Commercial	258.7

Total	$827.8

Total Historical	$1,970.3

(1)	Includes reported results of Moore Wallace of $650.1 million plus the results for Wallace Computer Services, Inc. for the period April 1, 2003 through May 14, 2003 of $177.7 million.
(2)	Reflects reclassification of historical results to conform to current segment presentation.

RRD

Segment Reconciliation

Pro Forma Non-GAAP Net Sales

3rd Quarter 2003

UNAUDITED

(In Millions)

Historical Segments GAAP Results		New Segments
	2003		2003
RR Donnelley			RRD (1)	Acquisitions	Total
Donnelley Print Solutions	$753.2	Publishing and Retail Services	$569.6	$–	$569.6
Logistics Services	218.3	Integrated Print Communications	712.4	30.5	742.9
Financial Services	99.9	Forms and Labels	500.0	–	500.0
Other	122.4	Logistics	240.7	–	240.7

Total	$1,193.8	Total	$2,022.7	$30.5	$2,053.2

Moore Wallace (1)
Forms and Labels	$490.0
Outsourcing	80.7
Commercial	258.2

Total	$828.9

Total Historical	$2,022.7

(1)	Reflects reclassification of historical results to conform to current segment presentation.

RRD

Segment Reconciliation

Pro Forma Non-GAAP Net Sales

4th Quarter 2003

UNAUDITED

(In Millions)

Historical Segments GAAP Results		New Segments
	2003		2003
RR Donnelley			RRD (1)	Acquisitions	Total
Donnelley Print Solutions	$851.7	Publishing and Retail Services	$698.8	$–	$698.8
Logistics Services	270.3	Integrated Print Communications	718.8	26.1	744.9
Financial Services	110.9	Forms and Labels	546.4	–	546.4
Other	144.2	Logistics	295.8	–	295.8

Total	$1,377.1	Total	$2,259.8	$26.1	$2,285.9

Moore Wallace (1)
Forms and Labels	$532.1
Outsourcing	87.7
Commercial	262.9

Total	$882.7

Total Historical	$2,259.8

(1)	Reflects reclassification of historical results to conform to current segment presentation.

RRD

Segment Reconciliation

Pro Forma Non-GAAP Net Sales

1st Quarter 2004

UNAUDITED

(In Millions)

Historical Segments GAAP Results		New Segments
	2004		2004 3 Months RRD + 1 Month MWI
RRD			Total (1), (2)
Donnelley Print Solutions	$676.8	Publishing and Retail Services	$535.3
Logistics Services	218.7	Integrated Print Communications	481.6
Financial Services	113.2	Forms and Labels	201.2
Other	126.6	Logistics	228.1

Total	$1,135.3	Total	$1,446.2

Moore Wallace (1)
Forms and Labels	$168.2
Outsourcing	47.2
Commercial	95.5

Total	$310.9

Total Historical	$1,446.2

(1)	Includes the post combination results of MWI since February 27, 2004.
(2)	Reflects reclassification of historical results to conform to current segment presentation.

RRD

Segment Reconciliation

Pro Forma non-GAAP Operating Income

1st Quarter 2003

UNAUDITED

(In Millions)

Historical Segments GAAP Results		New Segments
	2003—3 Months		2003 Income (Loss) from Operations— 3 Months RRD + 1 Month MWI
RR Donnelley	Earnings (Loss) from Operations		RRD GAAP (3)	Restructuring Charges	Acquisition & Other	Total (2)
Donnelley Print Solutions	$45.7	Publishing and Retail Services	$47.3	$0.6	$–	$47.9
Logistics Services	3.5	Integrated Print Communications	29.3	0.8	1.8	31.9
Financial Services	(6.4)	Forms and Labels	17.8	–	0.1	17.9
Other	(9.0)	Logistics	6.2	–	–	6.2
Corporate	(6.9)	Corporate	(56.8)	1.2	2.5	(53.1)

Total	$26.9	Total	$43.8	$2.6	$4.4	$50.8

Moore Wallace (1), (4)	Income (Loss) from Operations
	MWI
Forms and Labels	$67.5
Outsourcing	26.2
Commercial	23.2
Corporate	(51.4)

Total	$65.5

Total Historical	$92.4

(1)	Includes reported results of Moore Corporation Limited of $35.9 million plus the results for January through March 2003 for Wallace Computer Services, Inc. of $29.6 million.
(2)	For comparability with the first quarter of 2004, includes 3 months of historical RR Donnelley results plus 1 month of Moore Wallace results.
(3)	The difference between the Total Historical combined earnings of $92.4 million and the RRD New Segment Income (Loss) from Operations of $43.8 million for the period presented is due to the difference in the number of MWI months reported under the new segment structure above and certain items that are included in Income (Loss) from Operations but were not included in the historical RRD Earnings (Loss) from Operations. These items totaled approximately $.6 million of expense related to the classification of miscellaneous income and expense, and gains and losses on foreign exchange and fixed asset dispositions.
(4)	Reflects reclassification of historical results to conform to current segment presentation.

RRD

Segment Reconciliation

Pro Forma non-GAAP Operating Income

2nd Quarter 2003

UNAUDITED

(In Millions)

Historical Segments GAAP Results		New Segments
	2003		2003 Income (Loss) from Operations
RR Donnelley	Earnings (Loss) from Operations		RRD GAAP (2)	Restructuring & Impairment	Combination Fair Market Value Adjustment	Acquisition & Other	Total
Donnelley Print Solutions	$49.4	Publishing and Retail Services	$44.1	$1.8	$–	$–	$45.9
Logistics Services	(0.1)	Integrated Print Communications	62.1	0.9	11.4	6.0	80.4
Financial Services	9.4	Forms and Labels	15.8	4.2	27.2	–	47.2
Other	(9.8)	Logistics	5.7	–	–	(0.1)	5.6
Corporate	(1.4)	Corporate	(63.0)	2.2	–	7.0	(53.9)

Total	$47.5	Total	$64.6	$9.1	$38.6	$12.9	$125.2

Moore Wallace (1), (3)	Income (Loss) from Operations
	MWI
Forms and Labels	$25.2
Outsourcing	12.7
Commercial	9.0
Corporate	(31.3)

Total	$15.6

Total Historical	$63.1

(1)	Includes reported results of Moore Wallace of $8.5 million plus the results for Wallace Computer Services, Inc. for the period April 1, 2003 through May 14, 2003 of $7.1 million.
(2)	The difference between the Total Historical combined earnings of $63.1 million and the RRD New Segment Income (Loss) from Operations of $64.6 million for the period presented is due to certain items that are included in Income (Loss) from Operations but were not included in the historical RRD Earnings (Loss) from Operations. These items totaled approximately $1.5 million of income related to the classification of miscellaneous income and expense, and gains and losses on foreign exchange and fixed asset dispositions.
(3)	Reflects reclassification of historical results to conform to current segment presentation.

RRD

Segment Reconciliation

Pro Forma non-GAAP Operating Income

3rd Quarter 2003

UNAUDITED

(In Millions)

Historical Segments GAAP Results		New Segments
	2003		2003 Income (Loss) from Operations
RR Donnelley	Earnings (Loss) from Operations		RRD GAAP (1)	Restructuring & Impairment	Acquisition & Other	Total
Donnelley Print Solutions	$99.2	Publishing and Retail Services	$89.6	$0.5	$–	$90.1
		Integrated Print
Logistics Services	(3.5)	Communications	75.7	2.2	8.3	86.2
Financial Services	(0.3)	Forms and Labels	43.8	6.4	5.4	55.6
Other	(8.8)	Logistics	3.3	0.1	–	3.4
Corporate	3.0	Corporate	(71.1)	4.3	9.3	(57.5)

Total	$89.6	Total	$141.3	$13.5	$23.0	$177.8

Moore Wallace (2)	Income (Loss) from Operations
Forms and Labels	$54.9
Outsourcing	14.8
Commercial	23.2
Corporate	(41.9)

Total	$51.0

Total Historical	$140.6

(1)	The difference between the Total Historical combined earnings of $140.6 million and the RRD New Segment Income (Loss) from Operations of $141.3 million for the period presented is due to certain items that are included in Income (Loss) from Operations but were not included in the historical RRD Earnings (Loss) from Operations. These items totaled approximately $0.7 million of income related to the classification of miscellaneous income and expense, and gains and losses on foreign exchange and fixed asset dispositions.
(2)	Reflects reclassification of historical results to conform to current segment presentation.

RRD

Segment Reconciliation

Pro Forma non-GAAP Operating Income

4th Quarter 2003

UNAUDITED

(In Millions)

Historical Segments GAAP Results		New Segments
	2003		2003 Income (Loss) from Operations
RR Donnelley	Earnings (Loss) from Operations		RRD GAAP (1)	Restructuring & Impairment	Acquisition & Other	Total
Donnelley Print Solutions	$113.2	Publishing and Retail Services	$116.6	$0.3	$–	$116.9
Logistics Services	(10.9)	Integrated Print Communications	75.8	(1.3)	3.2	77.7
Financial Services	1.6	Forms and Labels	57.9	3.7	6.5	68.1
Other	(10.9)	Logistics	(2.3)	3.8	(0.1)	1.4
Corporate	13.7	Corporate	(56.1)	(1.7)	12.5	(45.3)

Total	$106.7	Total	$191.9	$4.8	$22.1	$218.8

Moore Wallace (2)	Income (Loss) from Operations
Forms and Labels	$70.7
Outsourcing	18.5
Commercial	33.7
Corporate	(38.4)

Total	$84.5

Total Historical	$191.2

(1)	The difference between the Total Historical combined earnings of $191.2 million and the RRD New Segment Income (Loss) from Operations of $191.9 million for the period presented is due to certain items that are included in Income (Loss) from Operations but were not included in the historical RRD Earnings (Loss) from Operations. These items totaled approximately $0.7 million of income related to the classification of miscellaneous income and expense, and gains and losses on foreign exchange and fixed asset dispositions.
(2)	Reflects reclassification of historical results to conform to current segment presentation.

RRD

Segment Reconciliation

Pro Forma non-GAAP Operating Income

1st Quarter 2004

UNAUDITED

(In Millions)

Historical Segments GAAP Results		New Segments
	2004		2004 Income (Loss) from Operations – 3 Months RRD + 1 Month MWI
RRD	Income (Loss) from Operations		RRD GAAP	Restructuring & Impairment	Combination Fair Market Value Adjustment	Acquisition & Other	Total (1)
Donnelley Print Solutions	$50.9	Publishing and Retail Services	$35.8	$18.3	$–	$–	$54.1
Logistics Services	(23.2)	Integrated Print Communications	26.3	2.5	17.5	–	46.3
Financial Services	9.5	Forms and Labels	(37.1)	2.9	49.4	0.7	15.9
Other	(6.3)	Logistics	(18.5)	17.8	–	–	(0.7)
Corporate	(73.4)	Corporate	(74.0)	8.6	–	0.6	(64.8)

Total	$(42.5)	Total	$(67.5)	$50.1	$66.9	$1.3	$50.8

Moore Wallace (1)
Forms and Labels	(28.9)
Outsourcing	7.3
Commercial	(3.4)

Total	$(25.0)

Total Historical	$(67.5)

(1)	Includes the post combination results of MWI since February 27, 2004.